UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 18, 2026

EAST WEST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-24939
(Commission File Number)

95-4703316
(IRS Employer Identification No.)

135 N Los Robles Ave., 7th Floor, Pasadena, California 91101
(Address of principal executive offices) (Zip code)

(626) 768-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EWBC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 18, 2026, East West Bancorp, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders considered five proposals at the Annual Meeting, each of which was described in more detail in the Company’s definitive proxy statement (the “2026 Proxy Statement”) for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 8, 2026. There were 124,578,151 shares of common stock represented at the Annual Meeting in person or by valid proxies, which was approximately 90.95% of the shares of common stock entitled to vote at the Annual Meeting. The final results of the voting for each matter submitted to a vote of stockholders at the Annual Meeting are as set forth below.

Proposal 1: Election of Directors

The Company’s stockholders elected the eleven director nominees named in the 2026 Proxy Statement for a one-year term until the 2027 annual meeting of stockholders and to serve until his or her successor is elected and qualified. The voting results were as follows:

	Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
Manuel P. Alvarez	116,188,758	241,029	173,258	7,975,106
Peter Babej	115,868,646	561,471	172,928	7,975,106
Molly Campbell	113,818,854	2,601,009	183,182	7,975,106
Archana Deskus	115,883,756	547,787	171,502	7,975,106
Serge Dumont	114,106,546	2,313,310	183,189	7,975,106
Mark Hutchins	115,677,538	752,191	173,316	7,975,106
Paul H. Irving	110,811,599	5,602,264	189,182	7,975,106
Sabrina Kay	115,019,476	1,385,599	197,970	7,975,106
Jack C. Liu	112,305,620	4,109,078	188,347	7,975,106
Dominic Ng	113,532,567	2,888,548	181,930	7,975,106
Lester M. Sussman	115,180,631	1,245,564	176,850	7,975,106

Proposal 2: Advisory Vote to Approve Executive Compensation

The advisory vote to approve the Company’s executive compensation (“say-on-pay”) for 2025 was approved by the Company’s stockholders by the vote set forth in the table below.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
110,797,650	5,606,345	199,050	7,975,106
(95.18% of total votes cast)

Proposal 3: Approval of the Amendment and Restatement of the East West Bancorp, Inc. 2021 Stock Incentive Plan

The Company’s stockholders voted to approve the amendment and restatement of the East West Bancorp, Inc. 2021 Stock Incentive Plan by the vote set forth in the table below.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
114,335,164	1,985,957	281,924	7,975,106
(98.29% of total votes cast)

Proposal 4: Approval of the Adoption of the East West Bancorp, Inc. Employee Stock Purchase Plan

The Company’s stockholders voted to approve and adopt the East West Bancorp, Inc. 2026 Employee Stock Purchase Plan by the vote set forth in the table below

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
116,357,656	88,216	157,173	7,975,106
(99.92% of total votes cast)

Proposal 5: Ratification of Auditors

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 by the vote set forth in the table below.

Votes Cast For	Votes Against	Votes Abstained	Broker Non-Votes
122,787,826	1,618,044	172,281	—
(98.70% of total votes cast)

No other matters were submitted for stockholder action.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAST WEST BANCORP, INC.

Date: May 19, 2026	By:	/s/ Christopher J. Del Moral-Niles
Christopher J. Del Moral-Niles
Executive Vice President and Chief Financial Officer